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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     MAY 30, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




         DELAWARE                    1-12387                  76-0515284
      (State or Other             (Commission File           (IRS Employer
Jurisdiction of Incorporation)        Number)              Identification No.)




         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS            60045
           (Address of Principal Executive Offices)            (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000










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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 30, 2003, the Company issued a press release.

         This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.                       Description
99.1                              Press release dated May 30, 2003


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TENNECO AUTOMOTIVE INC.


Date:    May 30, 2003                       By:        /s/ Mark A. McCollum
                                                     ___________________________
                                                        Mark A. McCollum
                                                     Senior Vice President and
                                                      Chief Financial Officer



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EXHIBIT INDEX

         Exhibit  Description
         Number

         99.1     Press Release dated May 30, 2003.